SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

NYMEX HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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COMEX Deal Summary – Member Meeting
October 2006
ADDITIONAL INFORMATION AND WHERE TO FIND IT
NYMEX has filed with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction. The proxy statement has been mailed to the stockholders of NYMEX. STOCKHOLDERS OF NYMEX ARE ADVISED TO READ THE PROXY STATEMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Such
proxy statement and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission's website (http://www.sec.gov) or by contacting the Office of the Corporate Secretary located at NYMEX Holdings, Inc., One North End Avenue, Suite 1548, New York, New York 10282-1101, Attention: Donna Talamo.
PARTICIPANTS IN THE SOLICITATION
NYMEX and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include
NYMEX's executive officers and directors. Further information regarding persons who may be deemed participants is available in NYMEX's proxy statement filed with the Securities and
Exchange Commission in connection with the proposed transaction.
A registration statement relating to the securities to be sold in the offering has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Forward-looking Statements
Safe Harbor Statement
Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform
Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.  For a discussion of some of the important factors that could cause the issuer’s results to differ from those expressed in, and implied by, the following forward-looking statements, please refer to the S-1 relating to the COMEX transaction filed with the SEC, in particular, the “Risk Factors” section thereof.

This presentation is a general summary of the terms and benefits of a deal with
COMEX. It is not meant to solicit the votes of any COMEX members or relate to
NYMEX's planned initial public offering in any way.  We encourage you to read the definitive proxy statement relating to the COMEX transaction on file with the Securities and Exchange Commission for a more complete description of the terms of the deal

General Summary
The rights of the COMEX Division members set forth in
the 1994 merger agreement will be terminated
In exchange, new rights will be established through the
COMEX Transaction Agreement
The owner of each COMEX Division membership will also
receive 8,400 shares of common stock of NYMEX

Rights and Protections - NYMEX
NYMEX Rights*
NYMEX can list all COMEX contracts electronically:
Overnight
Side-by-side with floor trading
NYMEX will have an unlimited right to make electronic trading privileges for COMEX products available to third-parties
NYMEX may list all COMEX contracts on NYMEX ClearPort®
clearing
NYMEX may eliminate, suspend or restrict open outcry trading after
FIVE YEARS
* Please consult Proxy Statement for full listing of NYMEX and Comex Rights.

Rights and Protections - COMEX
COMEX Rights
Trading Right Protections
Number of members limited to 772
Open outcry trading of COMEX Core Products (gold, silver,
copper) will not be eliminated, suspended or restricted and
cannot change terms and conditions (without consent) for FIVE
YEARS
As long as open outcry exists, members will have exclusive
right to trade COMEX Core Products via open outcry
Before changing open outcry trading hours, NYMEX must
consult with COMEX Governors Committee and COMEX
members have the ability to petition and vote on change

Rights and Protections – COMEX continued
COMEX Rights
Member Rate Protections
Core Products:
• During open outcry, member fees must be at least 50% lower than next tier
• After open outcry, fees tied to NYMEX member/non-member fee ratio
• For five years, cannot increase COMEX Core Product fees by any greater percentage than increase NYMEX Core Product fees
New Metals:
• For five years, member fees must be 50% lower than next highest tier of fees
• After five years, no protection
Physical Floor Space Protections
NYMEX cannot reduce floor space for three years but in years 4 and 5, NYMEX can reduce floor space pursuant to a formula
If open outcry exists after five years, must maintain current or comparable facility and provide reasonable financial support

Metals Products at Initial Launch
Side by Side Electronic Trading of Full Size
Gold, Silver, Copper and Aluminum
London Products
London Products – LME Look-alikes
Copper, Aluminum, and Zinc – in metric tonnes (financially settled)
Asian Products
Gold, Platinum and Palladium – in Grams (financially settled)
½ size COMEX miNY’s
Gold, Silver and Copper miNYs – (financially settled)
NYMEX ClearPort Clearing for Metals
Focused set of initial products (5 to 7 products)

8 COMEX Today (six months ended June 30 2006) COMEX Revenues Represent Approximately 13% of NYMEX Holdings, Inc.’s Revenues Metals 13% Energy and Services 87%

Without the Deal…
Without the COMEX deal:
- Are limited in ability to launch competitive products and
other new metals products and have limited distribution
- Are limited from entering into meaningful alliances with
other metals exchanges
- Uncertain ability to launch metals NYMEX ClearPort
products
- Increased threat of loss of metals market share to
competitors
(we must list our metals on CME Globex to prevent
that from happening)

Reasons to Approve the Deal
Reduce the risk of losing COMEX revenue
We can prevent other metals products from being listed on CME Globex
Opportunity to increase volume with the launch of side-by-side trading
Opportunity for future growth across NYMEX ClearPort and CME Globex
Opportunity to regain market share and open interest

11 Questions and Answers